EXHIBIT 4.19
KB HOME,
Company,
THE EXISTING GUARANTORS PARTY HERETO,
Guarantors,
KB HOME RALEIGH-DURHAM INC.
Additional Guarantor,
and
REGIONS BANK,
Trustee
THIRTEENTH SUPPLEMENTAL INDENTURE
Dated as of January 16, 2026

THIS THIRTEENTH SUPPLEMENTAL INDENTURE (this “Thirteenth Supplemental
Indenture”) is dated as of January 16, 2026 and is executed by and among KB Home, a Delaware corporation (“Company”), the Existing Guarantors (as defined below) and KB HOME Raleigh-
Durham Inc., a Delaware corporation (“Additional Guarantor”), and Regions Bank (successor to
U.S. Bank Trust Company, National Association), as trustee (the “Trustee”).
RECITALS:
WHEREAS, the Company, the guarantors party thereto and the Trustee have heretofore executed and delivered an Indenture dated as of January 28, 2004 (the “Original Indenture”), providing for the issuance by the Company from time to time of its Securities (as defined in the
Original Indenture), a First Supplemental Indenture dated as of January 28, 2004 (the “First
Supplemental Indenture”), a Second Supplemental Indenture dated as of June 30, 2004 (the
“Second Supplemental Indenture”), a Third Supplemental Indenture dated as of May 1, 2006 (the
“Third Supplemental Indenture”), a Fourth Supplemental Indenture dated as of November 9, 2006
(the “Fourth Supplemental Indenture”), a Fifth Supplemental Indenture dated as of August 17, 2007
(the “Fifth Supplemental Indenture”), a Sixth Supplemental Indenture dated as of January 30, 2012
(the “Sixth Supplemental Indenture”), a Seventh Supplemental Indenture dated as of January 11,
2013 (the “Seventh Supplemental Indenture”), an Eighth Supplemental Indenture dated as of March
12, 2013 (the “Eighth Supplemental Indenture”), a Ninth Supplemental Indenture dated as of
February 28, 2014 (the “Ninth Supplemental Indenture”), a Tenth Supplemental Indenture dated as of January 22, 2019 (the “Tenth Supplemental Indenture”), an Eleventh Supplemental Indenture
dated as of January 20, 2022 (the “Eleventh Supplemental Indenture”), and a Twelfth Supplemental
Indenture dated as of January 19, 2023 (the “Twelfth Supplemental Indenture”); the Original
Indenture, as amended and supplemented by the First Supplemental Indenture, the Second
Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the
Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental
Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth
Supplemental Indenture, the Eleventh Supplemental Indenture, the Twelfth Supplemental Indenture
and this Thirteenth Supplemental Indenture, is hereinafter called the “Indenture”, which term shall include the terms and provisions of each series of Securities established from time to time pursuant to Section 301 of the Original Indenture;
WHEREAS, pursuant to Articles Two and Three of the Original Indenture, the Company
has established (i) by an Officers’ Certificate and Guarantor’s Officers’ Certificate, dated as of
February 20, 2019, the form and terms of a series of the Company’s Securities designated the
“6.875% Senior Notes due 2027” (“2027 Notes”), (ii) by an Officers’ Certificate and Guarantor’s
Officers’ Certificate, dated as of November 4, 2019, the form and terms of a series of the
Company’s Securities designated the “4.800% Senior Notes due 2029” (“2029 Notes”), (iii) by an
Officers’ Certificate and Guarantor’s Officers’ Certificate, dated as of June 9, 2021, the form and terms of a series of the Company’s Securities designated the “4.00% Senior Notes due
2031” (“2031 Notes”), and (iv) by an Officers’ Certificate and Guarantor’s Officers’ Certificate,
dated as of June 22, 2022, the form and terms of a series of the Company’s Securities designated the “7.250% Senior Notes due 2030” (“2030 Notes” and, together with the 2027 Notes, the 2029
Notes, and the 2031 Notes, “Senior Notes”) (the Officers’ Certificates and Guarantor’s Officers’
Certificates referred to in clauses (i), (ii), (iii) and (iv) of this paragraph are hereinafter called, together, “Existing Certificates”);

WHEREAS, concurrently with the execution and delivery of this Thirteenth Supplemental
Indenture, the Additional Guarantor is, pursuant to an Instrument of Joinder to the Subsidiary
Guaranty (“Joinder”), guaranteeing the obligations of the Company under that certain Credit
Agreement, dated as of November 12, 2025, between the Company, the banks party thereto and
Bank of America, N.A. as Administrative Agent, as may be amended from time to time; and the date of the Joinder’s effectiveness, “Effective Date”);
WHEREAS, the Company, the Existing Guarantors and the Additional Guarantor wish to amend and supplement the Indenture to provide for the Additional Guarantor to become a
Guarantor under the Indenture and to guarantee the obligations of the Company under the Indenture and the Securities (including, without limitation, the Senior Notes) issued thereunder from time to time and any Coupons appertaining thereto, and otherwise to modify the Indenture on the terms set forth in this Thirteenth Supplemental Indenture; and
WHEREAS, the Company has by Company Order dated the date hereof instructed the
Trustee to execute and deliver this Thirteenth Supplemental Indenture pursuant to the terms of the
Original Indenture, and all requirements necessary to make this Thirteenth Supplemental Indenture a valid instrument in accordance with its terms have been performed and the execution and delivery of this Thirteenth Supplemental Indenture have been duly authorized in all respects by the Company, each of the Existing Guarantors and the Additional Guarantor.
NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the
Company, the Existing Guarantors, the Additional Guarantor and the Trustee mutually covenant and agree for the equal and proportionate benefit of the Holders (as defined in the Original
Indenture) of the Securities or any series thereof and any Coupons, as follows:
SECTION 1.Definitions.
(a)Terms used herein and not defined herein have the meanings ascribed to such terms in the Original Indenture.
(b)As used in this Thirteenth Supplemental Indenture, the terms “2027 Notes,”
“2029 Notes,” “2030 Notes,” “2031 Notes,” “Additional Guarantor,” “Existing Certificates,”
“Joinder,” “Effective Date,” “Original Indenture,” “First Supplemental Indenture,” “Second
Supplemental Indenture,” “Third Supplemental Indenture,” “Fourth Supplemental Indenture,”
“Fifth Supplemental Indenture,” “Sixth Supplemental Indenture,” “Seventh Supplemental
Indenture,” “Eighth Supplemental Indenture,” “Ninth Supplemental Indenture,” “Tenth
Supplemental Indenture,” “Eleventh Supplemental Indenture,” “Twelfth Supplemental Indenture,”
“Thirteenth Supplemental Indenture,” “Indenture,” “Senior Notes,” “Trustee” and “Company” have the meanings specified in the recitals hereto and in the paragraph preceding such recitals; and the term “Existing Guarantors” means (i) KB HOME Coastal Inc., KB HOME Greater Los Angeles
Inc., KB HOME Sacramento Inc., and KB HOME South Bay Inc., each a California corporation,
(ii) KB HOME Las Vegas Inc., a Nevada corporation, (iii) KB HOME Colorado Inc., a
Colorado corporation, (iv) KB HOME Lone Star Inc. and KBSA, Inc., each a Texas corporation,
(v) KB HOME Phoenix Inc. and KB HOME Tucson Inc., each an Arizona corporation, (vi)
KB HOME Florida Inc., a Delaware corporation, and (vii) KB HOME Fort Myers LLC,  KB

HOME Jacksonville LLC, KB HOME Treasure Coast LLC, KB HOME Orlando LLC, and
KBHPNW LLC, each a Delaware limited liability company.
SECTION 2. Guarantee. The parties hereto covenant and agree that, from and after the
Effective Date:
(a)the Additional Guarantor shall be a Guarantor under the Indenture as if the
Additional Guarantor was an original signatory thereto and an original Guarantor named therein;
(b)without limitation of the other provisions of this Section 2, the Additional
Guarantor shall be a Guarantor under the Indenture with respect to all of the Securities issued and outstanding thereunder from time to time (including, without limitation, the Senior Notes) and any
Coupons appertaining thereto on and subject to the terms and provisions of the Indenture
(including, without limitation, the terms and provisions of the Existing Certificates);
(c)without limitation of the other provisions of this Section 2, the Additional
Guarantor agrees that the Indenture constitutes a valid and binding obligation of the Additional
Guarantor, enforceable against the Additional Guarantor in accordance with its terms;
(d)without limitation of the other provisions of this Section 2, the Additional
Guarantor agrees to perform and to comply with all of the covenants and agreements of a Guarantor in the Indenture and each of the Existing Certificates, in each case as if the Additional Guarantor were an original signatory thereto and an original Guarantor named therein; and
(e)without limitation of the other provisions of this Section 2, the Existing
Guarantors hereby affirm their Guarantees and obligations under the Indenture.
SECTION 3. Governing Law; Thirteenth Supplemental Indenture. This Thirteenth
Supplemental Indenture shall be governed by and construed in accordance with the laws of the
State of New York applicable to agreements made or instruments entered into and, in each case, performed in said State. The terms and conditions of this Thirteenth Supplemental Indenture shall be, and be deemed to be, part of the terms and conditions of the Indenture for any and all purposes.
Other than as amended and supplemented by this Thirteenth Supplemental Indenture, the Original
Indenture, as amended and supplemented by the First Supplemental Indenture, the Second
Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the
Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental
Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth
Supplemental Indenture, the Eleventh Supplemental Indenture and the Twelfth Supplement
Indenture, is in all respects ratified and confirmed.
SECTION 4. Acceptance by Trustee. Subject to Section 7 hereof, the Trustee hereby accepts this Thirteenth Supplemental Indenture and agrees to perform the same upon the terms and conditions set forth in the Indenture.

SECTION 5. Counterparts. This Thirteenth Supplemental Indenture may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.
SECTION 6. Headings. The headings of this Thirteenth Supplemental Indenture are for reference only and shall not limit or otherwise affect the meaning hereof.
SECTION 7. Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company, the Existing Guarantors and the Additional Guarantor and not by the
Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Thirteenth Supplemental Indenture, except as to its validity with respect to the Trustee.
SECTION 8. Separability. In case any one or more of the provisions contained in this
Thirteenth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not, to the fullest extent permitted by law, in any way be affected or impaired thereby.
[Signature Pages Follow.]
[Signature Page - Thirteenth Supplemental Indenture]
IN WITNESS WHEREOF, the parties hereto have caused this Thirteenth Supplemental Indenture to be duly executed, all as of the day and year first above written.
“Company”:KB HOME
By: /s/ Thad Johnson
Name: Thad Johnson
Title:  Senior Vice President and Treasurer
Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title:  Corporate Secretary
“Existing Guarantors”:KB HOME COASTAL INC., a California
corporation
By: /s/ Thad Johnson
Name: Thad Johnson
Title:  Vice President and Treasurer
Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title:  Secretary
[Signature Page – Thirteenth Supplemental Indenture]
KB HOME GREATER LOS ANGELES INC., a
California corporation
By: /s/ Thad Johnson
Name: Thad Johnson
Title:  Vice President and Treasurer
Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title:  Secretary
KB HOME SACRAMENTO INC., a
California corporation
By: /s/ Thad Johnson
Name: Thad Johnson
Title:  Vice President and Treasurer
Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title:  Secretary
[Signature Page – Thirteenth Supplemental Indenture]
KB HOME SOUTH BAY INC., a California corporation
By: /s/ Thad Johnson
Name: Thad Johnson
Title:  Vice President and Treasurer
Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title:  Secretary
KB HOME LAS VEGAS INC., a Nevada
corporation
By: /s/ Thad Johnson
Name: Thad Johnson
Title:  Vice President and Treasurer
Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title:  Secretary
[Signature Page – Thirteenth Supplemental Indenture]
KB HOME COLORADO INC., a Colorado corporation
By: /s/ Thad Johnson
Name: Thad Johnson
Title:  Vice President and Treasurer
Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title:  Secretary
KB HOME LONE STAR INC., a Texas
corporation
By: /s/ Thad Johnson
Name: Thad Johnson
Title:  Vice President and Treasurer
Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title:  Secretary
[Signature Page – Thirteenth Supplemental Indenture]
KBSA, INC., a Texas corporation
By: /s/ Thad Johnson
Name: Thad Johnson
Title:  Vice President and Treasurer
Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title:  Secretary
KB HOME PHOENIX INC., an Arizona
corporation
By: /s/ Thad Johnson
Name: Thad Johnson
Title:  Vice President and Treasurer
Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title:  Secretary
[Signature Page – Thirteenth Supplemental Indenture]
KB HOME TUCSON INC., an Arizona
corporation
By: /s/ Thad Johnson
Name: Thad Johnson
Title:  Vice President and Treasurer
Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title:  Secretary
KB HOME FLORIDA INC., a Delaware
corporation
By: /s/ Thad Johnson
Name: Thad Johnson
Title:  Vice President and Treasurer
Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title:  Secretary
[Signature Page – Thirteenth Supplemental Indenture]
KB HOME FORT MYERS LLC, a
Delaware limited liability company
By: KB HOME FLORIDA INC., a Delaware corporation, its
sole member
By: /s/ Thad Johnson
Name: Thad Johnson
Title:  Vice President and Treasurer
Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title:  Secretary
KB HOME TREASURE COAST LLC, a Delaware limited
liability company
By: KB HOME FLORIDA INC., a Delaware corporation,
its sole member
By: /s/ Thad Johnson
Name: Thad Johnson
Title:  Vice President and Treasurer
Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title:  Secretary
[Signature Page – Thirteenth Supplemental Indenture]
KB HOME JACKSONVILLE LLC, a
Delaware limited liability company
By: KB HOME FLORIDA INC., a Delaware corporation,
its sole member
By: /s/ Thad Johnson
Name: Thad Johnson
Title:  Vice President and Treasurer
Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title:  Secretary
KB HOME ORLANDO LLC, a
Delaware limited liability company
By: KB HOME FLORIDA INC., a Delaware corporation,
its sole member
By: /s/ Thad Johnson
Name: Thad Johnson
Title:  Vice President and Treasurer
Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title:  Secretary
[Signature Page – Thirteenth Supplemental Indenture]
KBHPNW LLC, a
Delaware limited liability company
By: KB HOME COLORADO INC., a Colorado
corporation, its sole member
By: /s/ Thad Johnson
Name: Thad Johnson
Title:  Vice President and Treasurer
Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title:  Secretary
[Signature Page - Thirteenth Supplemental Indenture]
“Additional Guarantor”KB HOME RALEIGH-DURHAM INC., a
Delaware corporation
By: /s/ Thad Johnson
Name: Thad Johnson
Title:  Vice President and Treasurer
Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title:  Secretary
[Signature Page - Thirteenth Supplemental Indenture]
“Trustee”:REGIONS BANK,
as Trustee
By: /s/ Shawn Bednasek
Name: Shawn Bednasek
Title:  Vice President
Attest:
/s/ Michelle Baldwin
Name: Michelle Baldwin
Title:  Vice President